UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2025

Altair International Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-56312	99-0385465
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification No.)

2006 Palomar Airport Road, Suite 210, Carlsbad, California 92011

(Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Office)

Registrant’s telephone number, including area code 858-239-0788

322 North Shore Drive, Building 1B, Suite 200, Pittsburgh, Pennsylvania 15212

(Former Address if Changed, Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/a	N/a	N/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
Item 2.01.	Completion of Acquisition or Disposition.
Item 3.02.	Unregistered Sales of Equity Securities.
Item 5.01.	Change in Control of Registrant.

On February 16, 2024, Altair International Corp. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) among Premier Air Charter, Inc. (“Premier”), Premier Air Charter Merger Sub, Inc. (“Merger Sub”) and TIPP Aviation, LLC, the sole shareholder of Premier (“TIPP”). Under the terms of the Merger Agreement, Altair will exchange 85% of its shares of common stock for all issued and outstanding shares of Premier common stock and Merger Sub will be merged into Premier (the “Merger”). The officers and directors of Premier will be the officers and directors of Altair following the Merger.  On March 5, 2025, the Company, Premier, Merger Sub and TIPP entered into an Amended Merger Agreement amending various procedural items of the Merger Agreement (the “Amended Merger Agreement”). On March 11, 2025, the Merger closed whereby Merger Sub merged with and into Premier with Merger Sub ceasing to exist, Premier becoming a wholly owned subsidiary of the Company and the Company issuing TIPP 237,871,049 shares of common stock. The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368 of the Internal Revenue Code of 1986, as amended.

Premier is a San Diego, California-based aircraft charter is leading the way in luxury aviation serving an international community of aviation enthusiasts. Premier specializes in creating trusted partnerships within the aviation industry to deliver bespoke aviation solutions for its clients. Premier’s fleet of aircraft includes everything from light jets, turbojets and mid-large jets. Drawing on decades of experience, Premier’s aviation experts oversee every aspect of the jet charter business, including private charters, aircraft management and sales.

The Merger Agreement contains customary representations, warranties and covenants made by the Company and Premier, including covenants relating to obtaining the requisite approvals of the shareholders of the Company and Premier, indemnification of directors and officers and the Company’s and Premier’s conduct of their respective businesses between the date of signing of the Merger Agreement and the closing of the transaction.

The foregoing description of the Merger Agreement and the Amended Merger Agreement are not complete and is qualified in its entirety by reference to the Merger Agreement and the Amended Merger Agreement, which are attached hereto as Exhibit 2.1 and Exhibit 2.2 to this report and incorporated herein by reference.

The Merger Agreement and the Amended Merger Agreement have been included to provide investors and shareholders with information regarding the terms of the Merger Agreement and the Amended Merger Agreement and the transactions contemplated thereby. It is not intended to provide any other factual information about the Company or Premier. The representations, warranties and covenants contained in the Merger Agreement and the Amended Merger Agreement were made only as of specified dates for the purposes of the Merger Agreement and the Amended Merger Agreement, were solely for the benefit of the parties to the Merger Agreement and the Amended Merger Agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and the Amended Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC. Investors and shareholders are not third-party beneficiaries under the Merger Agreement and the Amended Merger Agreement. Accordingly, investors and shareholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement and the Amended Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

The Closing of the Merger effectuated a change in control of the Company. As a result of the Closing, the former shareholders of Premier own approximately 85.0% of the Company's issued and outstanding common stock. The are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of officers or other matters, except as set forth herein.

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Item 4.01.	Change in Registrant's Certifying Accountant.

(a) Prior to the completion of the Merger, Premier’s independent accountant was Macias Gini & O'Connell LLP (“New Auditor”) and the Company’s independent accountant was Fruci & Associates II, PLLC (“Former Auditor”). On March 11. 2025, the Board of Directors of the Company approved the dismissal of the Former Auditor as the Company’s independent registered public accounting firm, as a result of the completion of the Merger.

The audit report of Former Auditor on the Company’s consolidated financial statements as of and for the year ended March 31, 2024 and 2023, the Company’s previous fiscal year end prior to the Merger, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except that, the reports expressed an unqualified opinion and included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern . During the year ended March 31, 2024 and the subsequent interim period through March 11, 2025, there were no: (1) disagreements with New Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of Former Auditor, would have caused Former Auditor to make reference to the subject matter of the disagreements in connection with its audit report, or (2) reportable events under Item 304(a)(1)(v) of SEC Regulation S-K.

The Company has provided Former Auditor with a copy of the disclosure contained in this Current Report on Form 8-K prior to filing with the SEC. The Company has requested that Former Auditor issue a letter stating whether or not it agrees with the above statements. The letter from Former Auditor to the SEC is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Concurrent with the Merger, the Board of Directors of the Company approved the appointment of New Auditor as the Company’s independent registered public accounting firm for the year ending December 31, 2024. During the years ended December 31, 2023 and 2022 and the subsequent interim period prior to engaging New Auditor, the Company did not consult with New Auditor regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that New Auditor concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Regulation S-K Item 304(a)(1)(v), respectively. MGO's acceptance is subject to the completion of its standard client acceptance procedures.

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Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On the close of business on March 11, 2025, Leonard Lovallo resigned as an executive officer and director of the Company. The resignation of Mr. Lovallo was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, practices, or otherwise. The Board approved and accepted the resignations.

On March 11, 2025, Sandra J. DiCocco was appointed as Chairman of the Board of Directors of the Company, and Vincent Monteparte, Ross David Gourdie and Amy Scannell were appointed members of the Board of Directors. Further, Ms. DiCocco was appointed to serve as the Company’s Chief Executive Officer and Mr. Gourdie was appointed as the Company’s President, Secretary and Treasurer.

Sandra J. DiCocco, age 60, has since 2015 served as the CEO and owner of TIPP Investments LLC, the principal stockholder of the Company and a real estate holding company. Further, Ms. DiCocco since 2020 has served as the owner, President and CEO of Hungry Squirrel which offers keto friendly products, since 2020 as the owner, President and CEO of Clovis Glass Co Inc., which provides glass repair services. Further, since 2013, Ms. DiCocco has services as the owner and CEO of Grand Restaurant Group managing five restaurant locations. Ms. DiCocco received a BA in Organizational Management from Fresno Pacific University.

Ross David Gourdie, age 53, has over 30 years of experience in the aviation industry. Originally from Scotland, UK, Mr. Gourdie moved with his family to San Diego in the summer of 2018. His aviation career started immediately after high school in 1989 when he made the decision to join the UK’s military and serve in the Royal Air Force for 10 years as an Avionics Technician. After leaving the military in 1999 he transitioned into commercial airlines. Since 2018, Mr. Gourdie has been involved in the management and development of Premier Air Charter. In that short time under his direction, Premier Air Charter has grown annual revenue from $1 million flying small jets and turboprop aircraft to a $20 million annual revenue using mid and super-mid jet aircraft. Mr. Gourdie served in various positions from 2005 to 2018 with LoganAir, based at Glasgow Airport, UK, including roles as Aircraft Engineering Training Instructor and Licensed Engineering Manager.

Vincent Monteparte, age 60, has more than 25 years of experience managing strategic and transformative enterprise initiatives, across Aerospace, Transportation, Logistics, and Enterprise / SaaS Software. Since May 2020, Mr. Monteparte has served as the Principal of Global Capital Markets, a financial services provider, and since November 2015 as President and Chief Executive Officer of 927 Inc., a family investment office to strategically invest in and drive growth for mid-sized software development companies. Further, since May 2017, Mr. Monteparte has been a venture partner with Sway Capital, a global platform for alternative investments. Mr. Monteparte holds a series 63 and 79 license and Board Advisory positions for BlueSky eLearn, a leading learning management software platform and Measurabl, a global ESG SaaS Software company. Mr. Monteparte received his MBA from Pepperdine Graziadio Business School in 2001 and his BS in Aeronautical Engineering in 1987.

Amy Scannell, age 34, experience with corporate structure, compliance, and investments involves raising capital, negotiations, contract development, and business structure. As General Counsel of Tipp Investments, LLC, located in Escondido, California, Scannell oversees broad investment interests, including commercial real estate, agriculture, and aviation. Ms. Scannell was admitted to the California bar in 2019 and the Massachusetts bar in 2015. Prior to joining Tipp Investments in 2019, Ms. Scannell was an associate attorney for Baskin & Associates, LLC, a family law litigation firm in Boston, Massachusetts. She also served as a law clerk at Holstrom, Block & Parke, APLC in Murrieta, California. Ms. Scannell received her Juris Doctorate from Suffolk University Law School in Boston, Massachusetts, and graduated Cum Laude with her Bachelor of Arts from Westfield State University in Westfield, Massachusetts.

This report shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 11 2025, the Board approved a change in fiscal year end of the Company from March 31st to December 31st.

The Board’s decision to change the fiscal year end was related to the Merger Agreement and the closing of the acquisition of Premier. As a result of the Merger and the other transactions contemplated thereunder, Premier is now a wholly owned subsidiary of the Company. Premier’s financial statements will survive and become the post-transaction company's financial statements and the fiscal year end of Premier is December 31st; therefore, the Board approved the change in the Company’s fiscal year end.

Following such change, the date of the Company’s next fiscal year end is December 31, 2024. Consequently, on or before March 31, 2025, the Company will file a transition report on Form 10-K including financials statement for years end December 31, 2023 and December 31, 2024.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired

Audited financial statements of Premier Air Charter, Inc. for the years ended December 31, 2023 and 2024 (to be filed by amendment)

(b) Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Financial Statements (to be filed by amendment)

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger among Altair International Corp., Premier Air Charter, Inc., Premier Air Charter Merger Sub, Inc. and TIPP Aviation, LLC dated February 16, 2024 (Incorporated by reference to Exhibit 10.1 filed with the Securities and Exchange Commission on February 21, 2024)
2.2	Agreement and Plan of Merger among Altair International Corp., Premier Air Charter, Inc., Premier Air Charter Merger Sub, Inc. and TIPP Aviation, LLC dated March 5, 2025
16.1	Letter from Fruci & Associates II, PLLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altair International Corp.

Date: March 11, 2025	By:	/s/ Sandra J. DiCocco
	Name:	Sandra J. DiCocco
	Title:	Chief Executive Officer

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